UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 23, 2006

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                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES RRD-1

               (Exact Name of Registrant as Specified in Charter)

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          Delaware                     001-32824                  13-3891329
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

       World Financial Center
         New York, New York                                          10080
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement

                   On March 2, 2006 Merrill Lynch Depositor, Inc. (the
              "Depositor") entered into a Series Supplement, dated as of March 2, 2006, by and between the Depositor and The Bank of New York, as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of November 5, 2004, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as exhibit 3 to the Form 8-A (No. 001-32364) dated November 24, 2004 and filed with the Securities and Exchange Commission on November 24, 2004. A copy of the Series Supplement is attached hereto as exhibit 4.1

                   On February 23, the Depositor entered into a Terms Agreement, dated February 23, 2006 (the "Class A Terms Agreement"), by and between the Depositor and Merrill Lynch, Pierce. Fenner & Smith, Incorporated, as underwriter, related to the 6.30% Class A Callable Trust Certificates, which amends the Purchase Agreement dated February 9, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Depsitor (the "Standard Purchase Agreement"), filed as exhibit 1.1 to the Form S-3 (No. 333-29015) dated February 20, 1998 . A copy of the Class A Terms Agreement is attached hereto as exhibit 1.1.

                   On February 24, the Depositor entered into a Terms Agreement, dated as of February 24, 2006 (the "Class B Terms Agreement"), by and between the Depositor and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, related to the 0.325% Class B Callable Trust Certificates, which amends the Standard Purchase Agreement. A copy of the Class B Terms Agreement is attached hereto as exhibit 1.2.


Item 8.01.    Other Events

                   On March 2, 2006, PPLUS Trust Series RRD-1, for which Merrill
              Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,400,000 6.30% Class A Callable Trust Certificates and 2,400,000 0.325% Class B Callable Trust Certificates.

Item 9.01.    Financial Statements and Exhibits



                   1.1 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated February 23, 2006, related to the 6.30% Class A Callable Trust Certificates


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                   1.2  Terms Agreement between Merrill Lynch Depositor, Inc.
                        and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated February 24, 2006, related to the 0.325% Class B Callable Trust Certificates

                   4.2 Series Supplement, dated as of March 2, 2006, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MERRILL LYNCH DEPOSITOR, INC.



    Date:  March 2, 2006                 By:     /s/ Stephan Kuppenheimer
                                            ------------------------------------
                                            Name:   Stephan Kuppenheimer
                                            Title:  President